                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))

    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or
        Rule 14a-12


                        NATIONAL CITY BANCSHARES, INC.
-------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


                        NATIONAL CITY BANCSHARES, INC.
-------------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                         NATIONAL CITY BANCSHARES, INC.
                                227 MAIN STREET
                           EVANSVILLE, INDIANA 47708


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 16, 1996


TO THE HOLDERS OF SHARES OF COMMON STOCK:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of NATIONAL CITY BANCSHARES, INC. (the "Corporation") will be held in the Greenhouse Lobby at the RiverHouse Hotel, 20 Walnut Street, Evansville, Indiana, on Tuesday, April 16, 1996, at 9:30 a.m., C.D.T., for the purpose of considering and voting upon the following matters:

1. The election of three directors (to comprise Class I of the Corporation's staggered Board of Directors), each to serve a term of three years, or until their successors shall have been duly elected and qualified.

2. To consider and act upon a proposal to adopt the National City Bancshares, Inc. Incentive Stock Option Plan.

3. To ratify the appointment of McGladrey & Pullen, LLP as the independent certified public accountants for the Corporation and its subsidiaries for the fiscal year ending December 31, 1996.

4. Whatever other business that may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Corporation.



Shareholders of record at the close of business on February 29, 1996, are the only shareholders entitled to notice of and to vote at the Annual Shareholders Meeting.


                                     By Order of the Board of Directors,



                                     HAROLD A. MANN, Secretary



March 18, 1996



                                   IMPORTANT


WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED.

                         NATIONAL CITY BANCSHARES, INC.
                              EVANSVILLE, INDIANA


                                PROXY STATEMENT

                              GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of National City Bancshares, Inc. (the "Corporation") of Proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, April 16, 1996, in accordance with the foregoing notice.

The Corporation is a multi-bank holding company consisting of the following ten banks and a leasing company, all of which are wholly owned subsidiaries:

The Bank of Mitchell, Mitchell, Indiana                    The Peoples National Bank of Grayville, Grayville, Illinois
The Farmers and Merchants Bank, Fort Branch, Indiana       Pike County Bank, Petersburg, Indiana
First Kentucky Bank, Sturgis, Kentucky                     The State Bank of Washington, Washington, Indiana
Lincolnland Bank, Dale, Indiana                            United Federal Savings Bank, Vincennes, Indiana
The National City Bank of Evansville, Evansville, Indiana  White County Bank, Carmi, Illinois
NCBE Leasing Corp., Evansville, Indiana


The solicitation of Proxies on the enclosed form is made on behalf of the Board of Directors of the Corporation. All cost associated with the solicitation will be borne by the Corporation. The Corporation does not intend to solicit Proxies other than by use of the mails, but certain officers and employees of the Corporation or its subsidiaries, without additional compensation, may use their personal efforts by telephone or otherwise, to obtain Proxies. The Proxy materials are first being mailed to shareholders on March 18, 1996.

Any shareholder executing a Proxy has the right to revoke it by the execution of a subsequently dated Proxy, by written notice delivered to the Secretary of the Corporation prior to the exercise of the Proxy or in person by voting at the meeting. The shares will be voted in accordance with the direction of the shareholder as specified on the Proxy. In the absence of instructions, the Proxy will be voted "FOR" the election of the three persons listed in this Proxy Statement; "FOR" the adoption of the National City Bancshares, Inc. Incentive Stock Option Plan; and "FOR" the ratification of the Corporation's accountants described in the Proxy Statement.


                               VOTING SECURITIES

Only shareholders of record at the close of business on February 29, 1996, will be eligible to vote at the Annual Meeting or any adjournment thereof. As of
February 29, 1996, the Corporation had outstanding             shares of common
stock, without par value. Shareholders are entitled to one vote for each share of common stock owned as of the record date, and shall have the right to cumulate votes in the election of directors, in accordance with Article IX,
Section 4 of the Corporation's Amended Articles of Incorporation. Cumulative voting permits a shareholder to multiply the number of shares held by the number of directors to be elected, and cast those votes for one candidate or spread those votes among several candidates as he or she deems appropriate.

As of February 29, 1996, the Corporation's subsidiary banks held shares of the Corporation's outstanding shares in their trust departments in
regular or nominee accounts.  This total represents      % of the outstanding
shares. Any shares voted by the trustee are voted only in accordance with directions received from beneficial owners.

SECURITY OWNERSHIP OF MANAGEMENT

Listed in the following table is the number of shares owned of the Corporation's outstanding common stock by directors and executive officers of the Corporation:

  TITLE OF                                                  AMOUNT AND NATURE OF          PERCENT OF
   CLASS                    NAME OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP (1)        CLASS (2)
-----------------------------------------------------------------------------------------------------
Common Stock                Janice L. Beesley                   24,905 (3)                  0.54%
Common Stock                Benjamin W. Bloodworth               1,374 (4)                  0.03%
Common Stock                N. Ann Cavis                            37 (5)                  0.00%
Common Stock                Michael F. Elliott                 127,838 (6)                  2.76%
Common Stock                Mrs. N. Keith Emge                  10,614 (7)                  0.23%
Common Stock                Nancy G. Epperson                       21 (3)                  0.00%
Common Stock                Donald G. Harris                     5,236                      0.11%
Common Stock                Byron W. Jett                          904                      0.02%
Common Stock                Robert A. Keil                       3,390 (3)                  0.07%
Common Stock                John D. Lippert                     16,189 (8)                  0.35%
Common Stock                Harold A. Mann                       1,019 (9)                  0.02%
Common Stock                Ronald G. Reherman                   3,793 (10)                 0.08%
Common Stock                Laurence R. Steenberg               12,942                      0.28%

                            All Directors and Executive
Common Stock                Officers as a Group (13 persons)   208,262                      4.50%

(1) Beneficial Ownership includes those shares over which an individual has sole or shared voting, or investment powers, such as beneficial interest of the spouse, minor children, and other relatives living in the home of the named person. The nature of beneficial ownership, unless otherwise noted, represents sole voting and investment power.

(2) The calculations of percent of class is based on the number of shares of common stock outstanding as of February 29, 1996.

(3)  All shares with shared voting and investment power with spouse.

(4) Includes 50 shares with sole voting and investment power and 1,324 shares with shared voting and investment power with spouse.

(5)  All shares with shared voting and investment power with daughter.

(6) Includes 112,885 shares with sole voting and investment power; 6,324 shares with shared voting and investment power with spouse; 6,442 shares with sole voting and investment power by spouse; and 2,187 shares held by a trust with shared voting and investment power.

(7) Includes 722 shares with sole voting and investment power; 6,448 shares with shared voting and investment power with spouse; 2,814 shares with sole voting and investment power by spouse; 105 shares with investment power only; and 525 shares with investment power only by spouse.

(8) Includes 8,968 shares with sole voting and investment power; 971 shares with shared voting and investment power with spouse; and 6,250 shares with sole voting and investment power by spouse.

(9) Includes 89 shares with sole voting and investment power and 930 shares with shared voting and investment power with spouse.

(10) Includes 998 shares with sole voting and investment power; 2,321 shares with shared voting and investment power with spouse; and 474 shares with investment power only.




                       ITEM 1.  ELECTION OF DIRECTORS AND
               INFORMATION WITH RESPECT TO DIRECTORS AND OFFICERS

The following information is provided with respect to each nominee for director and each present continuing director whose term of office extends beyond the meeting of the Corporation's shareholders. The affirmative vote of the holders of at least a majority of the outstanding shares of common stock voted is required for the election of any director.



                                                                                                           DIRECTOR OF
                        NAME AND PRINCIPAL OCCUPATION                                                      CORPORATION
                              (PAST FIVE YEARS)                                          AGE                  SINCE
------------------------------------------------------------------------------------------------------------------------
                                    CLASS I

The following are nominees for directorship in Class I of the Board of Directors, whose terms shall expire at the Annual Meeting of Shareholders in 1999.

Janice L. Beesley                                                                         42                  1995
  President and Chief Executive Officer,
  United Federal Savings Bank; and
  President and Chief Executive Officer,
  United Financial Bancorp, Inc. (1992 to August 1995)

Michael F. Elliott                                                                        44                  1994
  Executive Vice President of the Corporation  (1993 to Present);
  Chairman of the Board (January 1996 to Present),
  President (1994 to January 1996), and
  Chief Executive Officer (1994 to Present),
  The National City Bank of Evansville;
  Chairman of the Board (1989 to Present) and Chief Executive
  Officer, The State Bank of Washington (1989 to 1994); and
  Chairman of the Board (1990 to 1993) and
  President and Chief Executive Officer, Sure Financial
  Corporation (1988 to 1993)

Donald G. Harris                                                                          63                  1986
  Retired President, Mead Johnson Nutritional Group;
  President, Mead Johnson Nutritional Group (1989 to January 1993); and
  Director, The National City Bank of Evansville (1986 to 1995)


                                                                                                           DIRECTOR OF
                        NAME AND PRINCIPAL OCCUPATION                                                      CORPORATION
                              (PAST FIVE YEARS)                                          AGE                  SINCE
------------------------------------------------------------------------------------------------------------------------
                                    CLASS II
                (Continuing Directors with Term to Expire 1997)

Susanne R. Emge                                                                           54                  1985
  Vice President for Corporate and Community Services,
  Deaconess Hospital, Inc. (1990 to 1995);
  Treasurer, Emge Realty Company, Inc.;
  Permanent Director, United Way of Southwestern Indiana; and
  Director, The National City Bank of Evansville (1979 to 1995)

Robert A. Keil                                                                            52                  1993
  President (June 1993 to Present) and Assistant Secretary and
  Assistant Treasurer (1985 to June 1993) of the Corporation;
  Executive Vice President, The National City Bank of
  Evansville and the Corporation (1991 to June 1993); and
  Senior Vice President, The National City Bank
  of Evansville (1987 to 1991)

Laurence R. Steenberg                                                                     57                  1985
  President, BST Incorporated (Oil Production);
  Assistant Professor, University of Evansville;
  Part Owner, World Connection Services, LLC (1994 to Present);
  Treasurer, Rickrich Surgical Supplies, Inc. (1988 to 1991); and
  Director, The National City Bank of Evansville (1983 to 1995)


                                                                                                           DIRECTOR OF
                        NAME AND PRINCIPAL OCCUPATION                                                      CORPORATION
                              (PAST FIVE YEARS)                                          AGE                  SINCE
------------------------------------------------------------------------------------------------------------------------
                                   CLASS III
                (Continuing Directors with Term to Expire 1998)

John D. Lippert                                                                           62                  1985
  Chairman of the Board and Chief Executive Officer of
  the Corporation  (June 1993 to Present);
  Chairman of the Board, The National City Bank of
  Evansville (1994 to January 1996);
  Chairman of the Board and Chief Executive Officer,
  The National City Bank of Evansville (1993 to 1994);
  Chairman of the Board, President, and Chief Executive Officer
  of the Corporation and The National City Bank of Evansville
  (1992 to 1993);
  President of the Corporation (1985 to 1992);
  President and Chief Executive Officer, The National City
  Bank of Evansville (1989 to 1992); and
  Director, The National City Bank of Evansville

Ronald G. Reherman                                                                        59                  1985
  Chairman of the Board, President and Chief Executive Officer,
  SIGCORP, Inc. (Holding Company) (January 1996 to Present);
  Chairman of the Board, President and Chief Executive
  Officer, Southern Indiana Gas and Electric Company (SIGECO)
  (Public Utility) (1992 to Present);
  President and Chief Executive Officer, SIGECO (1990 to 1992); and
  Director, The National City Bank of Evansville (1985 to 1995)

The business experience of each of the above-listed nominees and directors during the past five years was that typical to a person engaged in the principal occupation listed. Unless otherwise indicated, each of the nominees and directors has had the same position or another executive position with the same employer during the past five years.

The following director of National City Bancshares, Inc. held a directorship in a company with a Class of Securities registered pursuant to Section 12 or
Section 15(d) of the Securities Exchange Act of 1934:


                    NAME                REGISTERED COMPANY

                    Ronald G. Reherman  SIGCORP, Inc.
                                        Evansville, Indiana

                     COMMITTEES OF THE BOARD OF DIRECTORS

The Corporation has standing Compensation and Audit Committees, but does not have a nominating committee.

In addition to the regular monthly meetings of the Board of Directors, some of the directors also serve on one or more of the various Board committees. During 1995, the Board of Directors met thirteen times. All of the directors attended at least 75% of the regular Board and Committee meetings with the exception of Donald G. Harris who attended 71%.

The Compensation Committee is explained later under "Compensation of Executive Officers." Following is a brief explanation of the Audit Committee:

The Audit Committee approves and reviews the internal audit programs of the Corporation and its subsidiaries. The Audit Committee reviews the results of the independent accountant's audit and reports to the Board of Directors. The Audit Committee met thirteen times during 1995. The Audit Committee was comprised of four outside directors and the members were as follows:

   Susanne R. Emge, Chairperson; Donald G. Harris; Ronald G. Reherman; and Laurence R. Steenberg

The Corporation's nominating function is performed by the Board of Directors. Shareholders are entitled to nominate any candidate for election by notifying the Corporation no less than ninety days prior to the Annual Meeting date and by following the procedures outlined in the Corporation's bylaws requiring advance notice to the Corporation of such nomination and certain information regarding the proposed nominee, and provided that such shareholder is the owner of shares of the Corporation as of the date such nomination is made.

Directors of the Corporation, other than those who also serve as a Corporate or subsidiary officer, received for their services an annual retainer of $8,000 plus $200 for each Board of Directors' meeting attended and $150 for each committee meeting attended.

                      COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth the compensation for the Chief Executive Officer of the Corporation and the Corporation's and its subsidiaries' executive officers, whose compensation in 1995 exceeded $100,000, hereinafter the "named Executive Officers."


                           SUMMARY COMPENSATION TABLE


                                                                           Long-Term
                                                                          Compensation
                                           Annual Compensation               Awards
                                       ----------------------------    ------------------
                                                                           Securities
                                                                       Underlying Options     All Other
Name and Principal Position    Year      Salary        Bonus                # Shares (6)     Compensation
---------------------------------------------------------------------------------------------------------
John D. Lippert                1995      $230,000      $ ------            31,500             $68,969 (1,2)
  Chairman of the Board and    1994       210,000        ------            ------              50,710 (1,2)
  Chief Executive Officer      1993       200,000        ------            ------              23,646 (1)

Michael F. Elliott             1995       150,000        23,970 (3)        15,750              22,500 (1)
  Executive Vice President     1994       136,400        ------            ------              18,203 (1)
                               1993       156,400 (4)    45,000 (4)        ------              16,964 (5)

Robert A. Keil                 1995       128,000        19,222 (3)        15,750              22,083 (1)
  President                    1994       109,375        ------            ------              14,618 (1)
                               1993        87,750        ------            ------              10,375 (1)

Benjamin W. Bloodworth         1995       110,000        17,394 (3)        21,000              19,109 (1)
Executive Vice President       1994        99,000        ------            ------              13,232 (1)
                               1993        99,000        ------            ------              11,705 (1)



(1) Amounts shown represent amounts contributed to the profit sharing plan provided for all employees of the Corporation and its subsidiaries who complete one year of service.

(2) Includes a supplemental retirement contribution of $46,469 and $30,662 for 1995 and 1994, respectively.

(3) Amounts shown represent amounts paid under the Management Incentive Compensation Plan.

(4) Michael F. Elliott was President and Chief Executive Officer of Sure Financial Corporation (Sure) during 1993. Sure was acquired by the Corporation on December 17, 1993. Salary and bonus were paid by Sure.

(5) Amount shown represents amount contributed to the profit sharing
    401(k) plan provided for all employees of Sure Financial Corporation and its subsidiaries.

(6) Options granted have been adjusted for stock dividends.

                         1995 STOCK OPTION GRANTS TABLE


The following table sets forth stock options granted to the Corporation's named executive officers during 1995 under the Corporation's Incentive Stock Option Plan. Under Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Corporation has chosen the "five percent/ten percent" formula approved by the SEC. However, the ultimate value will depend on the market value of the Corporation's stock at a future date, which may not correspond to the following projections.


                                                                             Potential Realizable Value
                                   Individual Grants                         at Assumed Annual Rates
                        ---------------------------------------              of Stock Price Appreciation
                                       % of Total                            for Option Term
                                     Options Granted  Exercise               ------------------------------
                          Options     to Employees    Price (2)  Expiration
         Name           Granted (1)      in 1995      Per Share     Date           5%             10%
----------------------  -----------  ---------------  ---------  ----------  --------------  --------------
John D. Lippert           31,500           24            $42.14  10/18/2005        $834,858      $2,115,693

Benjamin W. Bloodworth    21,000           16            $42.14  10/18/2005        $556,572      $1,410,462

Michael F. Elliott        15,750           12            $42.14  10/18/2005        $417,429      $1,057,847

Robert A. Keil            15,750           12            $42.14  10/18/2005        $417,429      $1,057,847

(1) Options granted in 1995 are incentive stock options, including both
    ISOs and NQSOs, which are first exercisable by Mr. Lippert and Mr. Bloodworth in installments, one-third upon approval of the Plan by shareholders, one-third each on January 1, 1997 and 1998, respectively. Mr. Elliott's and Mr. Keil's options are all exercisable one year after the date of grant. All options become immediately exercisable in the event of a change in control of the Corproation. These options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment. Options granted have been adjusted for stock dividends.

(2) Exercise price is the fair market value on the date of grant, adjusted for stock dividends.

              1995 STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE


The following table sets forth the number and value of all unexercised stock options held by the Corporation's named Executive Officers at year end. The value of "in-the-money" options refers to options having an exercise price which is less than the market price of the Corporation's stock on December 31, 1995. On that date, the Corporation's named Executive Officers held exercisable options which were "in-the-money" as discussed in the following table. In addition, the table sets forth the number of options exercised by each of the named Executive Officers during 1995 and indicates the amount of value realized upon such exercise.


                                                       Number (#) of  Value ($) of
                                                        Unexercised    Unexercised
                                                         Options -      Options -
                                                         12/31/95      12/31/95(2)
                                                       -------------  -------------
                        Shares Acquired  Net Value($)  Exercisable/   Exercisable/
         Name             on Exercise    Realized (1)  Unexercisable  Unexercisable
----------------------  ---------------  ------------  -------------  -------------
John D. Lippert                0              0               0/           0/
                                                              31,500       $168,750

Benjamin W. Bloodworth         0              0               0/           0/
                                                              21,000       $112,500

Michael F. Elliott             0              0               0/            0/
                                                              15,750        $84,375

Robert A. Keil                 0              0               0/            0/
                                                              15,750        $84,375

(1) Represents estimated market value of the Corporation's common stock at exercise date, less the exercise price.

(2) Represents estimated market value of the Corporation's common stock at December 31, 1995, less the exercise price.

PENSION PLANS

Qualified Retirement Plan

The following table shows the estimated annual pension benefit payable to a covered participant at normal retirement age (age 60) under the qualified defined benefit pension plan covering the Corporation and all subsidiary banks, based on remuneration that is covered under the plan and years of service with the Corporation and its subsidiaries. In addition to the pension benefit reflected in this table, John D. Lippert will receive a supplemental retirement benefit which is discussed on page 12 in the Report of the Compensation Committee.

                               PENSION PLAN TABLE

                                                          YEARS OF SERVICE
                        -------------------------------------------------------------------------------------
REMUNERATION               15                 20                 25                 30                 35
-------------------------------------------------------------------------------------------------------------
$125,000                 $37,500           $ 50,000           $ 62,500           $ 75,000           $ 87,500
 150,000                  45,000             60,000             75,000             90,000            105,000
 175,000                  52,500             70,000             87,500            105,000            122,500
 200,000                  60,000             80,000            100,000            120,000            140,000
 225,000                  67,500             90,000            112,500            135,000            157,500
 250,000                  75,000            100,000            125,000            150,000            175,000

              (The benefits shown above may be limited by law.)

Each employee who completes one year of eligible service is an eligible participant under the plan. The plan generally provides for a prospective benefit calculated as follows: 2% of the average annual salary of the five highest consecutive years within the last ten calendar years of credited service for each year of credited service up to 40 years' maximum. The plan provides for early retirement at age 55 with reduced benefits or normal retirement with full benefits starting at age 60. Employees who participate in the plan become fully vested with the completion of 5 years of eligible service. The normal form of pension payment is in the form of a life annuity. For a married participant, the payment is in the form of a qualified joint and survivor annuity benefit. Participants may elect to receive their accrued retirement benefit in a single lump sum. The annual pension benefit is not subject to any deduction for social security.

The OMNIBUS Budget Reconciliation Act of 1993 limited annual compensation to $150,000 for purposes of pension calculations under tax-qualified pension plans effective January 1, 1994. Covered compensation for John D. Lippert and Michael F. Elliott, as of the end of the last calendar year, was $150,000 each; and their years of service were sixteen years and one year, respectively. Years of service for Robert A. Keil and Benjamin W. Bloodworth were thirty years and fifteen years, respectively.


Supplemental Retirement Benefit Agreement

During 1994 a supplemental retirement benefit agreement was signed between John
D. Lippert and The National City Bank of Evansville. The annual retirement benefit of the Corporation's Chairman, John D. Lippert, was affected by recent limitations imposed by the Internal Revenue Service. To compensate for this, upon recommendation of the Corporation's Compensation Committee, the Board of Directors of The National City Bank of Evansville established a supplemental retirement plan for Chairman Lippert. This plan was moved to the Corporation during 1995. The plan calls for annual payments to Chairman Lippert of $25,000 upon his retirement from the Corporation, but not sooner than his sixty-fifth birthday.

REPORT OF THE COMPENSATION COMMITTEE

In compliance with the Securities and Exchange Commission Regulation
S-K, the Corporation is required to provide certain data and information regarding compensation and benefits provided to the Corporation's Chief Executive Officer and each of the four most highly paid executive officers whose compensation exceeded $100,000. The disclosure requirements as applied to the Corporation include John D. Lippert, Chairman of the Board and Chief Executive Officer; Michael F. Elliott, President and Chief Executive Officer of The National City Bank of Evansville and Executive Vice President of National City Bancshares, Inc.; Robert A. Keil, President; and Benjamin W. Bloodworth, Executive Vice President.

The Corporation had no named executive officers as defined in Regulation S-K to retire or leave the Corporation for other reasons during 1995.


Compensation Committee Structure and Philosophy

The Corporation's Board of Directors has a standing Compensation Committee for the purpose of setting executive salaries and benefits. The Compensation Committee was comprised of four outside directors. The Compensation Committee directors do not share any for-profit Board positions with any inside director or executive officer. The Compensation Committee met five times during the year to establish, among other actions, the compensation of John D. Lippert, the Corporation's Chairman and Chief Executive Officer, and other executive officers.

Essentially, the executive compensation program of the Corporation has been designed to:

- Support a pay-for-performance policy that awards executive officers for corporate performance.

-    Motivate key senior officers to achieve strategic goals.

- Provide compensation opportunities which are comparable to those offered by other comparable companies, thus allowing the Corporation to compete for and retain talented executives who are critical to the Corporation's long-term success.


Salary

In December 1993 two regional bank holding companies were acquired by the Corporation, Sure Financial Corporation (with four subsidiaries: The Bank of Mitchell, Pike County Bank, The Spurgeon State Bank and The State Bank of Washington) and Lincolnland Bancorp, Inc. (with two subsidiaries: Lincolnland Bank and Ayer-Wagoner-Deal Insurance Agency, Inc.). Compensation of executive officers of these two named corporations was the responsibility of the Boards of Directors of those corporations during 1993 and for 1994 base salary. Compensation is determined by the Compensation Committee of National City Bancshares, Inc. for all chief executive officers of the Corporation's subsidiaries, in addition to all Corporate executive officers.

The Compensation Committee retained the services of McGladrey & Pullen, LLP, Certified Public Accountants and Consultants, to advise the Compensation Committee in their process of establishing adequate, fair compensation and benefits for the Corporation's and its member banks' executive officers. The consultant provided, among other information, current recognized compensation studies. The data gave the Compensation Committee comparisons of compensation and benefits for like positions among various peer groups. The Compensation Committee increased the salary of each named executive for 1995. It was determined that the base compensation of these officers was not within an acceptable percentile of competitive base compensation from available data.
The Compensation Committee, with the assistance of its consultant, reviewed the following published compensation surveys to establish competitive compensation data: Illinois Banker's Association Midwest Bank Holding Company Compensation Survey, Cole Survey (National), Wyatt Data Services (National), Indiana Bankers Association Survey, Illinois Bankers Association Survey, Kentucky Bankers Association Survey, Bank Administration Institute (Regional) Compensation Survey and the Community Bankers Association of Illinois Survey.

Management Incentive Compensation Plan

Additionally, the Compensation Committee, with the further assistance from McGladrey & Pullen, LLP, designed a Management Incentive Compensation Plan. The plan was subsequently approved by the full Board of Directors for implementation in 1994, with the first possible payout to be in 1995 based on 1994 performance. A brief summary of the Plan follows:

    In 1994 the Corporation implemented an annual Management Incentive Compensation Plan (the Plan) covering certain key Corporate and subsidiary executives. The purpose of the Plan is to help improve overall Corporate performance by providing executives with variable award opportunities in return for outstanding measured performance.

    The Plan provides incentive opportunities based on the achievement of a combination of Corporation, member subsidiary, and individual executive goals. Specific measurable performance goals are established at the beginning of each year and approved by the Compensation Committee of the Board of Directors. At the end of the year, actual performance relative to the predetermined goals determine earned incentive awards. The Corporation must exceed a threshold return on assets percentage to provide an incentive. The Plan is designed to pass the majority of incremental income to shareholders' equity. The Compensation Committee approves all incentive payouts.

    The first payout under this Plan was in 1995. Although there will be a payout under this Plan during 1996 based on 1995 performance, the amount of this payout is not calculable as of the current date.

Employment and Severance Agreements

The Corporation does not have any employment or severance agreements with its executive officers.

Compensation Committee Members

The above report on compensation was submitted by the Compensation Committee, whose members were as follows:

    Laurence R. Steenberg, Chairperson; Susanne R. Emge; Donald G. Harris; and Ronald G. Reherman


STOCK PERFORMANCE GRAPH

The following is a line graph comparing the cumulative total shareholder return among National City Bancshares, Inc. (NCBE); the Center for Research in Securities Prices (CRSP), at the University of Chicago, Total Return Index for Nasdaq Bank Stocks (NASDAQ BANKS); and the CRSP Total Return Index for The Nasdaq Stock Market, U.S. Companies only, (NASDAQ STOCK MARKET). It assumes that $100 is invested December 31, 1990, and all dividends are reinvested. Fiscal year ending December 31 data is used.

GRAPH



                                                    NASDAQ
                                 NASDAQ              STOCK
 YEAR           NCBE              BANKS             MARKET
 1990         100.00             100.00             100.00
 1991          95.74             164.09             160.56
 1992         130.30             238.85             186.87
 1993         167.51             272.39             214.51
 1994         214.45             271.41             209.69
 1995         236.08             404.35             296.30


                          TRANSACTIONS WITH MANAGEMENT

Directors and principal officers (of the Corporation and its subsidiaries) and their associates were customers of, and have had transactions with, the Banks in the ordinary course of business during 1995.

These transactions consisted of extensions of credit by the subsidiaries in the ordinary course of business and were made on substantially the same terms as those prevailing at the time for comparable transactions with other persons.
In the opinion of the management of the subsidiaries, those transactions do not involve more than a normal risk of being collectible or present other unfavorable features. The subsidiaries expect to have, in the future, financial transactions in the ordinary course of its business with directors and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time on comparable transactions with others.



                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Corporation, or written representations that no Forms 5 were required, the Corporation believes that during 1995 all Section 16(a) filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with, except for the failure to timely file a required Form 4 reporting a single purchase transaction involving a $2,500 voluntary cash contribution to the Dividend Reinvestment Plan by John D. Lippert.


                     ITEM 2.  PROPOSAL FOR ADOPTION OF THE
           NATIONAL CITY BANCSHARES, INC. INCENTIVE STOCK OPTION PLAN

The Board of Directors of the Corporation is proposing that the shareholders of the Corporation approve an Incentive Stock Option Plan (the "Plan"), the general terms of which are summarized below. This summary is qualified in its entirety by, and reference is made to, the full text of the Plan which is attached to this Proxy Statement as Exhibit A. Shareholders are strongly urged to read the Plan in its entirety. The Board of Directors of the Corporation is proposing the adoption of the Plan under which certain Key Employees (as hereinafter defined) of the Corporation would be eligible to receive Options to purchase a certain number of the shares of the Corporation's Common Stock (the "Stock"), subject to certain conditions. The purpose of the Plan is to advance the interests of the Corporation by giving Key Employees of the Corporation additional incentive to promote the success of the Corporation and to remain in the Corporation's employ. It is believed this can be accomplished by providing such persons the opportunity to maintain an equity interest in the Corporation and therefore aligning their interest with that of the other shareholders.

Under the Plan, officers and other executive, supervisory, and management employees of the Corporation, who, in the sole discretion of the Board of Directors, have substantial responsibility for the direction and management of the corporation and/or are in a position to materially contribute to the Corporation's continued growth, development, and long-term success ("Key Employees"), may, from time to time, be granted options ("Options") to purchase a given amount of shares of the Corporation's Stock, subject to certain terms and conditions.

The Plan contemplates the award of both qualified stock options under the Internal Revenue Code of 1986, as amended (hereinafter ISOs) as well as nonqualified stock options (NQSOs). The classification of an option as an ISO provides certain tax benefits to the Key Employee, most notably a deferral of taxation from the date of exercise (when nonqualified options would ordinarily be taxable) to the date of sale of the underlying shares acquired by the exercise of such Option. When exercised, the holder of an ISO recognizes no taxable income and the Corporation can claim no deduction. NQSOs are options which do not receive special tax treatment under the Internal Revenue Code. When exercised, the holder of a NQSO recognizes taxable income on the difference between the price paid for the option shares pursuant to the option and the fair market value of the shares purchased pursuant to the option on the date of exercise.

The term of the Plan would run for a period of ten (10) years (the "Plan Period") beginning on the date of approval of the Plan by the Board of Directors (the "Effective Date"). All Options granted under the Plan will be required to be exercised within ten (10) years of the date granted.

The Compensation Committee of the Board of Directors of the Corporation shall have full authority and sole discretion with respect to administration of the Plan. In this regard, the Compensation Committee will have sole discretion to;
(a) the persons to whom Options will be granted, when such options shall be granted, and the number of shares and terms with respect to each such option,
(b) prescribe rules and regulations for administering the Plan, and (c) decide any questions arising as to the interpretations or application of any provision under this Plan.

Under the Plan, the Compensation Committee may grant options on up to two hundred ninety thousand (290,000) shares (before adjustment for stock dividends) which are available to be optioned under the Plan. The price to be paid under the Plan is the fair market value per share of the Corporation's common stock on the date the Option is granted. No person who owns greater than 10 percent of the shares of the Corporation is eligible to receive options under the Plan. No person presently owns 10 percent of the Corporation's shares. No Option shall be exercisable after the expiration of ten years after the date of grant of such option. These stock Options are not transferable other than by will or by the laws of descent and distribution. In addition, the Plan contains a limitation which provides that the aggregate fair market value, as determined at the time of such grant of Option, for which ISOs are exercisable for the first time under the terms of the Plan, by the employee during any calendar year, cannot exceed $100,000.

Except in certain limited circumstances set forth in the Plan, grantees of Options must be employees of the Corporation at the time of exercise of any Options, and all Options not exercised at the time that any such grantee ceases to be an employee of the Corproation, shall be canceled and the shares subject to such Options shall be made available to again be optioned under the Plan.

Further, any person eligible for participation in the Plan, notwithstanding such status, will not acquire any rights, as a result of such eligibility, to retain their employee status with the Corporation for any specific period of time.

All persons to which Options are granted under the Plan will be given written notice of such grant and will be required to execute a separate Stock Option Agreement with the Corporation before such Options will take effect. In order to exercise the Options, the grantee will be required to provide a written Notice of Exercise to the Corporation accompanied by full payment for the shares being acquired. No grantee will acquire any shareholder rights with respect to the shares purchased pursuant to the exercise of such Options until the Corporation has issued a certificate or certificates evidencing those shares to the exercising Option holder.

Options granted under the Plan are intended to qualify for exemptive relief from the short-swing profit recapture provisions of Section 16(b) of the Securities and Exchange Act of 1934, pursuant to Rule 16b-3 of the Securities and Exchange Commission.

In the event shareholders fail to approve the Plan, the Plan will be automatically terminated and the options granted pursuant to it will be void.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE NATIONAL CITY BANCSHARES, INC. INCENTIVE STOCK OPTION PLAN.

                         ITEM 3. SELECTION OF AUDITORS

The Board of Directors proposes for the approval by the shareholders at the Annual Meeting the appointment of McGladrey & Pullen, LLP, Certified Public Accountants and Consultants as independent accountants to audit the financial statements of the Corporation and its subsidiaries for the year 1996. Although approval of the shareholders of the Corporation's independent accountants is not required, the Corporation deems it desirable to submit such selection to the shareholders. McGladrey & Pullen, LLP audited the books and records of the
Corporation and its subsidiaries since 1993.   In the event that the
shareholders do not approve the selection of McGladrey & Pullen, LLP, the Board of Directors will reconsider the selection of such accounting firm to act as the Corporation's independent accountants. Representatives of both firms are expected to be present at the Annual Meeting and will have the opportunity to make statements if desired and to respond to appropriate questions from shareholders.


                             ITEM 4. OTHER MATTERS

The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Corporation's 1995 report filed with the Securities and Exchange Commission, on Form 10-K, will be available without charge to shareholders upon request on or after March 31, 1996. Address all requests, in writing, for this document to Harold A. Mann, Secretary, National City Bancshares, Inc., P. O. Box 868, Evansville, Indiana 47705-0868.


                             SHAREHOLDER PROPOSALS

Any proposals to be considered for inclusion in the Proxy material to be provided to shareholders of the Corporation for its next annual meeting to be held in 1997 must be made by a qualified shareholder and must be received by the Corporation no later than November 21, 1996.


                                      By Order of the Board of Directors,




                                      HAROLD A. MANN
                                      Secretary

March 18, 1996

                                  EXHIBIT "A"

                         NATIONAL CITY BANCSHARES, INC.
                          INCENTIVE STOCK OPTION PLAN

                              ARTICLE I. PURPOSE.

     The purpose of this Incentive Stock Option Plan (the "Plan") is to encourage stock ownership by certain executive employees of NATIONAL CITY BANCSHARES, INC., an Indiana corporation and its "subsidiary corporations" (collectively the "Corporation"), so that they may acquire a proprietary interest in the success of the Corporation. The term "subsidiary corporation" shall be defined in the same manner as such term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") and shall include subsidiary corporations which become such after the adoption of the Plan. The Plan is intended to provide an incentive for maximum effort in the successful operation of the Corporation and to encourage certain employees of the Corporation to remain in the employ of the Corporation. It is further intended that the options granted pursuant to the Plan shall constitute "Incentive Stock Options" within the meaning of Section 422 of the Code, except as specifically provided herein.

                          ARTICLE II. ADMINISTRATION.

     The Plan shall be administered by the Compensation Committee (the "Committee") which shall consist of three or more members of the Board of Directors of National City Bancshares, Inc. (the "Board of Directors") who are not employees of the Corporation and who are appointed to the Committee from time to time by the Board of Directors. If any member of the Committee becomes an executive employee of the Corporation, his or her membership on the Committee shall automatically terminate. No Director may be appointed to the Committee who has, during the one year period immediately preceeding his or her prospective appointment date, been granted options under the Plan. Members of the Committee shall be appointed by and shall serve at the pleasure of the Board of Directors. A majority of the Committee shall constitute a quorum and acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be deemed to be valid acts of the Committee. No member of the Committee shall be eligible to receive an option under the Plan.

     The Committee shall select one of its members to serve as Chairman, shall appoint one of its members as Secretary, who shall maintain a record of its actions and decisions, and shall hold meetings from time to time as it may determine. The Committee shall have authority to:

  (a) Determine which of the eligible employees of the Corporation (determined under Article III hereof) shall be granted options, when such options shall be granted and the number of shares and terms with respect to each such option;

  (b)  Prescribe rules and regulations for administering the Plan; and

  (c) Decide any questions arising as to the interpretation or application of any provision under this Plan.

The determination of the Committee as to any of these matters shall be final and binding upon all persons whomsoever and shall be reported to the Board of Directors at its next ensuing meeting.

                           ARTICLE III. ELIGIBILITY.

     The persons who shall be eligible to receive options pursuant to the Plan shall be such of the key employees of the Corporation, including but not limited to officers (whether or not they are also directors of the Corporation), as the Committee shall select from time to time. A grantee of an option under this Plan (an "Optionee") may hold more than one option hereunder, but only on the terms and conditions hereinafter set forth. Notwithstanding any of the other provisions of this Plan, options shall not be granted hereunder to an individual who then owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of National City Bancshares, Inc., or of a parent or a subsidiary corporation (as those terms are defined in Section 424 of the Code) of National City Bancshares, Inc., such ownership to be determined by application of the applicable attribution rules under the Code.

                ARTICLE IV. STOCK TO BE ISSUED UNDER THIS PLAN.

     The stock to be issued upon the exercise of options granted under the Plan shall be shares of the common stock without par value of National City Bancshares, Inc. ("Common Stock") which may either be authorized and unissued shares or issued shares held in or hereafter acquired for the treasury of National City Bancshares, Inc. The aggregate number of shares of Common Stock which may be issued under options granted hereunder shall not exceed Two Hundred and Ninety Thousand (290,000) shares. In the event that any outstanding option under the Plan expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to an option under the Plan.

     National City Bancshares, Inc. shall not be required to issue or deliver any certificate for shares of its Common Stock purchased upon the exercise of all or any part of an option before completion of any registration or other qualification of such shares under any state or federal law or ruling or regulation of any governmental regulatory body that National City Bancshares, Inc. shall, in its sole discretion, determine is necessary or advisable.

                  ARTICLE V. TERMS AND CONDITIONS OF OPTIONS.

     Each option granted under the Plan shall be evidenced by an agreement in writing which shall be subject to such amendment and modification from time to time as the Committee shall deem necessary to comply with applicable law or regulation, and which shall contain, in such form and with such other provisions as the Committee shall from time to time determine, provisions which comply with the following terms and conditions:

  (A) THE NUMBER OF SHARES. Each option shall state the number of shares of Common Stock to which it pertains.

  (B) OPTION PRICE. Each option shall state the option price per share of Common Stock which shall be equal to the fair market value of one share of Common Stock on the date of the granting of the option. The Committee shall have full authority to determine the fair market value of a share of Common Stock. If the Common Stock is traded in the over-the-counter market, such fair market value shall be deemed to be the arithmetical mean between the asked and the bid prices between the opening of the market and noon on such date as reported by NASDAQ. If the Common Stock is traded on an exchange, such fair market value shall be deemed to be the arithmetical mean of the high and low prices at which it is quoted or traded between the opening of the market and noon on such day on the exchange on which it generally has the greatest trading volume.

  (C)  MEDIUM AND TIME OF PAYMENT. The option price shall be payable in
       United States dollars, or, if authorized by the Committee in the option grant, in whole or in part in common shares of the Corporation valued at fair market value, as determined by the Committee. The option price shall be payable in full upon the exercise of the option, and the exercise of any option and the delivery of the optioned shares shall be contingent upon receipt by National City Bancshares, Inc. of the full purchase price paid in cash, check, or, if authorized, common shares of the Corporation.

  (D) TERM AND EXERCISE OF OPTIONS. Each option shall state the period of time during which the option may be exercised; provided, however that, anything contained herein to the contrary notwithstanding, no option granted hereunder shall be exercisable after the expiration of ten years after the date of grant of such option. Subject to the terms of the Plan and the individual agreement granting a particular option, any option may be exercised, in whole or in part, from time to time, as to one or more whole shares of Common Stock covered by the option, during its period of exercise.

  (E)  MAXIMUM VALUE OF STOCK WITH RESPECT TO WHICH OPTIONS ARE EXERCISABLE
       FOR FIRST TIME IN ANY CALENDAR YEAR.  In the event the aggregate  fair
       market value (determined at the time the option is granted) of   Common
       Stock with respect to which options are exercisable hereunder for the first time by any eligible employee during any one calendar year (under the Plan and all other incentive stock option plans of National City Bancshares, Inc. or any parent or subsidiary corporation of National City Bancshares, Inc.) shall exceed One Hundred Thousand Dollars, such options shall, to the extent of such excess, be treated as options which are not incentive stock options, taking options into account in the order in which they were granted. In the case of an option that is to be treated in part as an incentive stock option and in part as a nonincentive stock option, National City Bancshares, Inc. may designate the shares of Common Stock that are to be treated as stock acquired pursuant to exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of National City Bancshares. The remaining shares of Common Stock shall be treated as stock acquired pursuant to the exercise of a non-incentive stock option and identified as such in the stock transfer records of National City Bancshares.

  (F) TRANSFER OF OPTION. Neither the whole nor any part of any option shall be transferable by an Optionee or by operation of law during said Optionee's lifetime and at said Optionee's death an option or any part thereof shall only be transferable by said Optionee's will or by the laws of descent and distribution. An option may be exercised during the lifetime of the Optionee only by the Optionee. Any option, and any and all rights granted to an Optionee thereunder, to the extent not theretofore effectively exercised shall automatically terminate and expire upon any sale, transfer or hypothecation or any attempted sale, transfer or hypothecation of such option or rights, or upon the bankruptcy or insolvency of the Optionee.

  (G) TERMINATION OF EMPLOYMENT. No option may be exercised after the termination of the employment of the Optionee with the Corporation except as hereinafter provided, specifically subject, however, to the provisions of paragraph (d) of this Article V:

        (1) Retirement. Options granted under the Plan may be exercised within three (3) months after the Retirement (as hereinafter defined) of the Optionee and the options shall be exercisable for all of the shares covered thereby. For purposes of the Plan, "Retirement,' shall mean any termination of employment with the Corporation occurring after the completion of not less than ten (10) years of service with the Corporation and the attainment of age sixty (60)years by the Optionee.

        (2) Disability. Options granted under the Plan may be exercised within one (1) year after the termination of the employment of the Optionee by reason of the Disability (as hereinafter defined) of the Optionee and the option shall be exercisable for all of the shares covered thereby. For purposes of the Plan, an Optionee shall be deemed have incurred a "Disability" if a disinterested duly licensed medical doctor appointed by the Corporation determines that the Optionee is totally and permanently prevented, as a result of physical or mental infirmity, injury, or disease, either occupational or nonoccupational in cause, from holding the job or position with the Corporation or engaging in the employment activity, or a comparable job or employment activity with the Corporation, which the Optionee held or customarily engaged in prior to the occurrence of the disability (provided, however, that disability hereunder shall not include any disability incurred or resulting from the Optionee's having engaged in a criminal act or enterprise, or any disability consisting of or resulting from the Optionee's chronic alcoholism, addiction to narcotics or an intentionally self-inflicted injury).

        (3)  Death

                (i) If an Optionee shall die while employed by
                    the Corporation or within three (3) months after termination of employment with the Corporation by reason of Retirement or Disability, the options granted under this Plan to such deceased Optionee shall be exercisable within one (1) year after the date of the Optionee's death and the options shall be exercisable for all of the shares covered thereby.

               (ii) If an Optionee shall die within three (3) months after termination of employment with the Corporation for a reason other than Retirement or Disability, the options granted under this Plan to such deceased Optionee shall be exercisable within one (1) year after the date of the Optionee's death but the options may not be exercised for more than the number of shares, if any, as to which the options were exercisable by the Optionee immediately prior to his or her death.

              (iii) The legal representative, if any, of the
                    deceased Optionee's estate, otherwise the appropriate legatees or distributees of the deceased Optionee's estate, may exercise the option on behalf of such a deceased Optionee.

        (4) Involuntary Termination of Employment. Options granted under the Plan may be exercised within three (3) months after the Involuntary Termination of Employment (as hereinafter defined) of the Optionee with the Corporation and the options shall be exercisable for all of the shares covered thereby. For purposes of the Plan, "Involuntary Termination of Employment" shall mean any termination of an Optionee's employment with the Corporation by reason of the discharge, firing or other involuntary termination of an Optionee's employment by action of the Corporation other than an involuntary termination for cause as described in subparagraph (6) of this paragraph (g).

        (5) Voluntary Termination of Employment. Options granted under the Plan may be exercised, if otherwise timely, within three
             (3) months after the Voluntary Termination of Employment (as hereinafter defined) of the Optionee with the Corporation but the options may not be exercised for more than the number of shares, if any, as to which the options were exercisable by the Optionee immediately prior to such termination of employment. For purposes of the Plan "Voluntary Termination of Employment" shall mean any voluntary termination of employment with the Corporation by reason of the Optionee's quitting or otherwise voluntarily leaving the Corporation's employ other than a voluntary termination of employment by reason of Retirement or a voluntary termination of employment constituting a termination for cause as described in subparagraph (6) of this paragraph (g).

        (6) Termination for Cause. Anything contained herein to the contrary notwithstanding, if the termination of an Optionee's employment with the Corporation is as a result of or caused by the Optionee's theft or embezzlement from the Corporation, the violation of a material term or condition of his or her employment, the disclosure by the Optionee of confidential information of the Corporation, conviction of the Optionee of a crime of moral turpitude, the Optionee's stealing trade secrets or intellectual property owned by the Corporation, any act by the Optionee in competition with the Corporation or any other act, activity or conduct of the Optionee which in the opinion of the Board of Directors is adverse to the best interests of the Corporation, then any options and any and all rights granted to such Optionee thereunder, to the extent not yet effectively exercised, shall become null and void effective as of the date of the occurrence of the event which results in the Optionee ceasing to be an employee of the Corporation and any purported exercise of an option by or on behalf of said Optionee following such date shall be of no effect.

        (7) A transfer of employment between the Corporation and any subsidiary of the Corporation, or between any subsidiaries of the Corporation, shall not be deemed to be a termination of employment under the Plan.

  (H) CHANGE OF CONTROL. Upon the occurrence of a Change of Control (as defined below), each option granted hereunder shall immediately become exercisable in full by the optionee notwithstanding the option period specified in such option, but subject to the other terms and provisions of such option. As used herein, the term "Change of Control" means the acquisition of direct or indirect beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 [the "Exchange Act"] of 25% or more of the then outstanding shares of Common Stock of the Corporation generally entitled to vote in the election of directors of the Corporation by any person or persons who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act) or the consummation of any merger, consolidation, share exchange, or other extraordinary corporate transaction involving the Corporation and in which the shareholders of the Corporation immediately prior to consummation of such transaction do not own, in the aggregate, immediately after consummation of such transaction, at least a majority of the voting stock of the Corporation or the entity which survives or results from such transaction.

  (I) ACCELERATION. The Committee may, in the case of merger, consolidation, dissolution or liquidation of National City Bancshares, Inc., accelerate the expiration date of any option for any or all of the shares covered thereby (but still giving Optionees a reasonable period of time to exercise any outstanding options prior to the accelerated expiration date) and may, in the case of merger, consolidation, dissolution or liquidation of National City Bancshares, Inc., or in any other case in which it feels it is in the Corporation's best interest, accelerate the date or dates on which any option or any part of any option shall be exercisable for any or all of the shares covered thereby.

  (J) RIGHTS AS A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to any shares covered by any of said Optionee's options until the date that National City Bancshares, Inc. receives payment in full for the purchase of said shares pursuant to the effective exercise of said option. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such payment is received by National City Bancshares, Inc., except as provided in Article VII hereof.

  (K) COMPLIANCE WITH SECURITIES EXCHANGE ACT. Notwithstanding anything herein to the contrary, options shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3 or any replacement rule, adopted pursuant to the provisions of the Securities Exchange Act of 1934 as the same now exists or may, from time to time, be amended.

  (L) OTHER PROVISIONS. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable and, in any event, all option agreements shall contain such limitations upon the exercise of the option (other than the $100,000.00 limitation as to the maximum value of shares with respect to which options are exercisable for the first time in any calendar year, which limitation may be exceeded as provided in Article V (e)) as shall be necessary in order that each such option will be an "incentive stock option" as defined in Section 422 of the Code or to conform to any change in the law.

               ARTICLE VI. NOTICE OF INTENT TO EXERCISE OPTIONS.

     An Optionee desiring to exercise an option granted hereunder as to one or more of the shares covered thereby must, in order to so exercise the option, notify the Corporation in writing to that effect, specifying the number of shares of the Common Stock to be purchased.

          ARTICLE VII. STOCK DIVIDEND--RECAPITALIZATION-CONSOLIDATION.

     If any stock dividend shall be declared upon the Common Stock or if the Common Stock shall hereafter be subdivided, consolidated, or changed into other securities of National City Bancshares, Inc., or a successor corporation to National City Bancshares, Inc., then in each such event, shares of Common Stock which would be delivered pursuant to exercise of any options shall, for the purpose of adjusting the number and kind thereof, be treated as though outstanding immediately prior to the occurrence of such event and the purchase price to be paid therefor shall be appropriately adjusted to give effect thereto.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of National City Bancshares, Inc. to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

              ARTICLE VIII. EXPIRATION AND TERMINATION OF PLAN.

     Options may be granted pursuant to the Plan only within ten (10) years following the earlier to occur of the date on which the Plan is originally adopted by the Board of Directors and the date on which the Plan is originally approved by stockholders of National City Bancshares, Inc.

     Options may be granted under the Plan at any time until the Plan is terminated by the Board of Directors or until such earlier date when termination of the Plan shall be required by applicable law. If not sooner terminated, the Plan shall terminate ten years from the date on which the Plan is originally approved by the Board of Directors.

                       ARTICLE IX. AMENDMENT OF THE PLAN.

     The Board of Directors may, insofar as permitted by law, from time to time, with respect to any shares of Common Stock at the time not subject to outstanding options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the holders of a majority of the Common Stock of National City Bancshares, Inc., no such revision or amendment shall change the number of shares of Common Stock subject to the Plan (except as may occur as a result of an occurrence described in Article VII), change the designation of the class of employees eligible to receive options, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an option under the Plan while serving thereon. Furthermore, the Plan may not, without the approval of the holders of a majority of the Common Stock of National City Bancshares, Inc., be amended in any manner that will cause options issued under it to fail to meet the requirements of "incentive stock options" as defined in Section 422 of the Code (except as provided in paragraph (e) of Article V) or which would result in a failure to comply with Section 16(b)(3) of the Securities Exchange Act of 1934 or similar statute(s) or rules or regulations adopted thereunder.

                        ARTICLE X. GRANTING OF OPTIONS.

     The granting of any option pursuant to the Plan shall be entirely in the discretion of the Committee and nothing herein contained shall be construed to give any employee any right to participate under the Plan or to receive any option under it. The granting of an option shall impose no duty upon the Optionee to exercise such option.

     Neither the adoption and maintenance of the Plan nor the granting of an option pursuant to the Plan shall be deemed to constitute a contract of employment between the Corporation and any employee or to be a condition of the employment of any person. Nothing herein contained shall be deemed to (a) give to any employee the right to be retained in the employ of the Corporation; (b) interfere with the right of the Corporation to discharge or retire any employee at any time; (c) be deemed to give to the Corporation the right to require an employee to remain in its employ; or (d) interfere with the employee's right to terminate his or her employment at any time.

                      ARTICLE XI. GOVERNMENT REGULATIONS.

     The Plan and the granting and exercise of any option hereunder and the obligations of National City Bancshares, Inc. to sell and deliver shares under any such option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

                   ARTICLE XII. PROCEEDS FROM SALE OF STOCK.

     Proceeds from the purchase of Common Stock by any Optionee under the Plan shall be for the general business purposes of National City Bancshares, Inc.


                    ARTICLE XIII. REPORTING REQUIREMENTS.

     The Committee shall furnish each Optionee hereunder with such information relating to the exercise of any option granted hereunder to said Optionee as is required under the Code and applicable State and Federal Security laws.

             ARTICLE XIV. EFFECTIVE DATE; APPROVAL OF STOCKHOLDERS.

     The Plan shall become effective as of the date of its adoption by the Board of Directors, but only if it shall be approved within twelve months thereafter by the shareholders of National City Bancshares, Inc. as required by the Code and the regulations issued thereunder and no option granted hereunder, if any, after such effective date but prior to such approval may be execised unless and until such approval shall have been granted.

                          ARTICLE XV. INTERPRETATION.

     The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his or her delegate relating to the qualification of Incentive Stock Options under Section 422 of the Code. If any provision of the Plan conflicts with any such regulation or ruling, that provision of the Plan shall he void and of no effect.

                                    PROXY

NATIONAL CITY BANCSHARES, INC.    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
227 Main Street, P.O. Box 868     OF DIRECTORS
Evansville, IN  47705-0868        The undersigned hereby appoints Waller S.
                                  Clements, Ole J. Olsen, Jr., Esq., and
                                  David L. Woll, Esq., Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as below, all the shares of Common Stock of National City Bancshares, Inc., held of record by the undersigned on February 29, 1996, at the Annual Meeting of Shareholders to be held on April 16, 1996, or any adjournment, thereof.

1.  ELECTION OF DIRECTORS -- CLASS I (term to expire 1999)

        FOR all nominees listed below            WITHHOLD AUTHORITY
        (except as marked to the                 to vote for all nominees
        contrary below)                / /       listed below               / /

        INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

           Janice L. Beesley          Michael F. Elliott       Donald G. Harris

2. TO CONSIDER AND ACT UPON A PROPOSAL TO ADOPT THE NATIONAL CITY BANCSHARES, INC. INCENTIVE STOCK OPTION PLAN.

        FOR / /                  AGAINST / /                   ABSTAIN / /

3. PROPOSAL TO RATIFY THE APPOINTMENT OF MCGLADREY & PULLEN, LLP as the Corporation's Independent Certified Public Accountants for the fiscal year ending December 31, 1996.

        FOR / /                  AGAINST / /                   ABSTAIN / /


                 (continued, and to be signed on other side)











                             (FACE OF PROXY CARD)

                         (continued from other side)

4. The Proxies are authorized to vote in accordance with the recommendations of the Board of Directors upon such other business as may properly come before the Meeting.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED ABOVE UNLESS OTHERWISE INDICATED. (IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.)

Please sign exactly as name appears below.      When shares are held by joint
                                                tenants, both should sign.
          ____________ No. of Shares Voted      When signing as an attorney,
                                                executor, administrator,
                                                trustee, or guardian, please
                                                give full title as such. If a
                                                corporation, please sign full
                                                corporate name by president or
                                                other authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.


                                                DATED_____________________, 1996




                                                ________________________________
                                                SIGNATURE



                                                ________________________________
                                                SIGNATURE IF HELD JOINTLY






PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.








                           (REVERSE OF PROXY CARD)